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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                January 11, 2007
                                ----------------
                                 Date of Report


                               Kodiak Energy, Inc.
                             -----------------------
                      (Formerly Island Critical Care, Inc.)

          Delaware                  333-82434                  650967706
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      (State or other         (Commission File No.)     (IRS Employer I.D. No.)
        Jurisdiction)

                         734 7th Avenue S.W., Suite 460
                         Calgary, Alberta T2P 3P8 Canada
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                    (Address of Principal Executive Offices)

                                 (403) 262-8044
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              (Registrant's Telephone Number, including area code)













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Item 5.02   Election of Directors and Appointment of Principal Officers


On December 20th , 2006 the Company's board of directors hired William E. (Bill) Brimacombe as Chief Financial Officer effective January 2, 2007.

Mr. Bill Brimacombe is a Chartered Accountant with over 35 years of financial management and reporting experience in the oil and gas industry. From 2001 until joining Kodiak, Mr. Brimacombe was the Vice-President Finance with AltaCanada Energy Corp., a public oil and gas company with interests in Alberta and Montana. Prior to that Mr. Brimacombe has held positions with various public oil and gas companies as Treasurer, Controller and Financial consultant. Mr. Brimacombe is a member of the Institute of Chartered Accountant of Alberta.

Mr. Brimacombe will be paid $85 (Cdn.) per hour. Mr. Brimacombe will receive 280,000 options vesting over three years. The options will have a term of five years and an exercise price of based on the closing price of our stock on January 2, 2007.



(c) Exhibits.

         None




                               SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Kodiak Energy, Inc



DATED: January 11, 2007                  /s/ Mark Hlady
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                                         Mark Hlady
                                         CEO, and Director

















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